                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 5, 2001

                            U.S. PLASTIC LUMBER CORP.
             (Exact Name of Registrant as Specified in its Charter)

                                 ---------------

            NEVADA                     000-23855                 87-0404343
----------------------------    ------------------------    ------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

                                 ---------------

                        2300 W. GLADES ROAD, SUITE 400 W
                            BOCA RATON, FLORIDA 33431
                   -------------------------------------------
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code: (561) 394-3511
                                 --------------

                                 Not Applicable
                          -----------------------------
                         (Former name or former address,
                          if changed since last report)

FORWARD LOOKING STATEMENTS

    When used in this Current Report, the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "projected", "intends to" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including but not limited to U.S. Plastic Lumber Corp.'s (the "Company") failure to comply with covenants in debt agreements, the Company's history of losses, ability to maintain compliance with Nasdaq's requirements for continued listing, economic conditions, changes in laws or regulations, exposure on providing extended warranties on products, ability to attract and retain employees, demand for products and services of the Company, dilution, expertise, newly developing technologies, loss of permits, conflicts of interest and related party transactions, regulatory matters, protection of technology, environmental concerns, ability to implement the Company's growth strategy, seasonality, operating hazards and insurance coverage, lack of industry standards, raw material commodity pricing, the ability to receive bid awards, the effects of competition and the ability of the Company to obtain additional financing. Such factors, which are discussed in "Risk Factors," "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the notes to consolidated financial statements included in the Company's Annual Report on Form 10-K, could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with undue reliance on any such forward-looking statements, which speak only as of the date made.

ITEM 5. OTHER EVENTS

On September 5, 2001, the Company was advised by the Staff of Nasdaq National Market that its stock failed to maintain a minimum bid price of $1.00 over the last 30 consecutive trading days. In accordance with the NasdaqMarketPlace Rules, the Company has 90 calendar days, or until December 5, 2001, to regain compliance. If the Company is unable to demonstrate compliance on or before December 5, 2001, the Nasdaq Staff will provide the Company with written notification that its securities will be delisted from trading on the Nasdaq National Market System. The Company could appeal the Nasdaq Staff's decision to a Nasdaq Listing Qualifications Panel (the "Panel"). If the Company is delisted, no assurance can be given that the Company will be successful in appealing the delisting to the Panel.

Item 7.  Financial Statements and Exhibits

    (a) Financial Statements - None.

    (b) Pro forma financial information - None.

    (c) Exhibits - None.

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        U.S. PLASTIC LUMBER CORP.

                                        (Registrant)




 Date:  September 14, 2001              By: /s/ Bruce C. Rosetto
                                            ------------------------------------
                                            Bruce C. Rosetto, Vice President and
                                            General Counsel/Secretary





                                       3